Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events

Note 17— Subsequent events

On April 2, 2024, the Company entered into an investor relations consulting agreement with MZHCI LLC (“MZHCI”) pursuant to which MZHCI will provide investor relations services to the company and the agreement has a term of six months. The Company will pay $14,000 cash per month and to issue MZHCI 150,000 shares of restricted common stock, 75,000 shares will be vested immediately upon signing the agreement and 75,000 shares will vest on October 1, 2024. The fair value of the shares to be issued was approximately $143,000 at $0.95 per share. The 150,000 shares were issued on May 7, 2024.

On April 11, 2024, the Company entered into a lease agreement for an office located in California. The lease term was from May 1, 2024 to April 30, 2027. The lease payments are $8,528 per month for the period commencing May 1, 2024 and ending April 30, 2025, $8,784 per month for the period commencing May 1, 2025 and ending April 30, 2026, $9,047 per month for the period commencing May 1, 2026 and ending April 30, 2027.

On April 17, 2024, the Company entered into a term sheet (the “Merger Term Sheet”) with Agrify Corporation, a Nevada corporation and Nasdaq listed entity (NASDAQ: AGFY) (“Agrify”). Pursuant to the Merger Term Sheet, Nature’s Miracle expects to acquire Agrify through a reverse triangular merger or other similar structure (the “Proposed Merger”), of which, among other things, a merger subsidiary of the Company (the “NMHI Merger Sub”) will merge with and into Agrify, with Agrify being the surviving entity. Nature’s Miracle, the NMHI Merger Sub, and Agrify expects to enter into an Agreement and Plan of Merger which, among other things, provides that Nature’s Miracle will issue a certain number of shares of its common stock to the shareholders of Agrify in exchange for 100% of the outstanding shares of common stock of Agrify. Under the terms of the Merger Term Sheet, each shareholder of Agrify would be expected to receive approximately 0.45 of a share of Nature’s Miracle’s common stock for each share of Agrify’s common stock, subject to customary adjustments.

In connection with the closing of the Proposed Merger, Nature’s Miracle executed a separate term sheet related to the current debt of Agrify held by two entities, CP Acquisitions LLC (“CP”) and GIC Acquisition, LLC (“GIC”), each of which is controlled by Raymond Chang, Agrify’s Chairman and Chief Executive Officer (the “Debt Purchase Term Sheet”). Pursuant to the Debt Purchase Term Sheet, CP will convert $2,000,000 of the outstanding principal of a Senior Secured Convertible Note of Agrify in the principal amount of approximately $15,000,000 (the “Senior Note”). Nature’s Miracle will purchase the remaining post-conversion Senior Note from CP as follows: $3.0 million of the Senior Note principal amount will be purchased at the closing of the Merger. The remaining approximately $10.1 million of the Senior Note principal amount will be purchased for $7.0 million in cash due within twelve (12) months of the closing of the Merger.

Pursuant to the Debt Purchase Term Sheet, GIC will convert $1,000,000 of the outstanding principal of a Second Amended and Restated Junior Note of Agrify in the principal amount of approximately $1,000,000 at present and up to $2,000,000 at the closing of the Merger (the “Junior Note”). Pursuant to the Debt Purchase Term Sheet, the Company will purchase the Junior note for a purchase price payable in cash at the Closing equal to the outstanding principal balance thereof. The closing of the debt, is conditioned on customary closing conditions, including the execution of definitive documentation, the completion of due diligence, approval of the Company’s board, and the approval of the Merger Agreement by the board of the Company and the board of Agrify.

On May 16, 2024, the Company entered into the Agreement and Plan of Merger (the “Agrify Merger Agreement”) with Nature’s Miracle Merger Sub, Inc., one of the Company’s wholly owned subsidiaries (“Nature’s Miracle Merger Sub”), and Agrify Corporation (“Agrify”). Nature’s Miracle, Nature’s Miracle Merger Sub and Agrify are collectively referred to as the “Parties.” The terms of the Agrify Merger Agreement provides that, subject to the terms and conditions set forth in the Agrify Merger Agreement, Nature’s Miracle Merger Sub will merge with and into Agrify (the “Agrify Merger”), with Agrify surviving the Agrify Merger.

On May 16, 2024, the Company entered into the Debt Purchase Agreement (the “Debt Purchase Agreement”) with CP Acquisitions, LLC (“CP”) and GIC Acquisition LLC (“GIC”). GIC is owned by Raymond N. Chang, the current Chief Executive Officer of Agrify, and CP is owned by Mr. Chang and by I-Tseng Jenny Chan, a current director of Agrify. Nature’s Miracle, CP, GIC, Mr. Chang and Ms. Chan are collectively referred to as the “Debt Purchase Agreement Parties.”

On May 19, 2024, the Parties entered into a mutual termination and release agreement (the “Termination Agreement”). Pursuant to the Termination Agreement, the Parties agreed to mutually terminate the Agrify Merger Agreement, subject to the representations, warranties, conditions and covenants set forth in the Termination Agreement. The Termination Agreement contains mutual releases by all Parties thereto, for all claims foreseen or unforeseen, relating to and arising out of, or relating to the Agrify Merger Agreement.

On May 19, 2024, due to the termination of the Agrify Merger Agreement, the Debt Purchase Agreement Parties entered into a mutual termination and release agreement (the “Debt Purchase Termination Agreement”). Pursuant to the Debt Purchase Termination Agreement, the Debt Purchase Agreement Parties agreed to mutually terminate the Debt Purchase Agreement, subject to the representations, warranties, conditions and covenants set forth in the Debt Purchase Termination Agreement. The Debt Purchase Termination Agreement contains mutual releases by all Debt Purchase Agreement Parties thereto, for all claims foreseen or unforeseen, relating to and arising out of, or relating to the Debt Purchase Agreement.

On April 26, 2024, the “Company received a notification letter (the “Notification Letter on MVPHS”) from The Nasdaq Stock Market LLC (“Nasdaq”) that the Company is not in compliance with the minimum Market Value of Publicly Held Shares (the “MVPHS”) set forth in Nasdaq Listing Rule 5450(b)(2)(C) for continued listing on Nasdaq, which requires a minimum MVPHS of $15,000,000 (the “MVPHS Requirement”), since the Company failed to meet the MVPHS Requirement for a period of 30 consecutive business days from March 13, 2024 to April 25, 2024. The Notification Letter on MVPHS has no immediate effect on the listing or trading of the common stock, par value $0.0001 per share, of the Company (“Common Stock”) on Nasdaq and, as of April 26, 2024, the Common Stock will continue to trade on Nasdaq under the symbol “NMHI.”

Additionally, on April 26, 2024, the Company received a separate notification letter (the “Notification Letter on MVLS”) from Nasdaq, indicating that the Company was no longer in compliance with the minimum Market Value of Listed Securities (“MVLS”) of $50,000,000 required for continued listing on The Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”) since the Company failed to meet the MVLS Requirement for a period of 30 consecutive business days from March 13, 2024 to April 25, 2024. The Notification Letter on MVLS has no immediate effect on the listing or trading of the Common Stock on Nasdaq and, as of April 26, 2024, the Common Stock will continue to trade on Nasdaq under the symbol “NMHI.”

The Company has a period of 180 calendar days, or until October 23, 2024, to regain compliance with the Requirements.

On May 23, 2024, the Company received another notice from Nasdaq, notifying the Company that, because the closing bid price for the Common Stock has fallen below $1.00 per share for 30 consecutive business days, the Company no longer complies with the minimum bid price requirement for continued listing on the Nasdaq Global Market under Rule 5450(a)(1) of Nasdaq Listing Rules. Nasdaq’s notice has no immediate effect on the listing of the Company’s Common Stock on the Nasdaq Global Market. Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days, or until November 20, 2024, to regain compliance with the minimum bid price requirement.

The Company intends to monitor the MVPHS Requirement, MVLS Requirement, and minimum bid price requirement of its Common Stock and will consider implementing available options to regain compliance with the MVPHS Requirement, MVLS Requirement and minimum bid price requirement under the Nasdaq Listing Rules.

The Company intends to monitor the MVPHS Requirement and MVLS Requirement of its Common Stock and will consider implementing available options to regain compliance with the MVPHS Requirement and MVLS Requirement under the Nasdaq Listing Rules.

On May 2, 2024, the Merchants entered into another standard merchant cash advance agreement with Factor H. The Company sold $1,240,150 of its accounts receivable balances on a recourse basis for credit approved accounts. The net purchase price of $807,500 was remitted to the Company, after the deduction of the total fees of $42,500. The Company agreed to pay a weekly installment of $41,000 for 31 weeks. The effective interest rate of this agreement was 93.05%. The Company use this loan to pay off $175,315 previous loan with Factor H that dated on October 23, 2023.

On June 6, 2024, the Merchants entered into a subordinated business loan and security agreement with Agile Capital Funding, LLC and Agile Lending, LLC for the principal amount of $288,750, including the administrative agent fee of $13,750. The Company agreed to pay a weekly installment of $15,056 for 28 weeks. The effective interest rate of this agreement was 99.88%. The collateral consists of the Company’s right, title and interest in and to including the Company’s financial assets, goods, accounts, equipment, inventory, contract rights or rights to payment of money. The Company received the net proceeds on June 7, 2024.

On July 3, 2024, the Company signed four convertible note investment agreements total of $410,000 from four investors. Each note bears 12% interest per annum and matures in 6 months. The Company shall repay the principal and accumulated interest after six months. If the investors choose to convert, the number of shares will be calculated by dividing the principal plus accumulated interest by $0.442. $275,000 had been deposited into the Company’s bank account on July 3, 2024.

Note 18 — Subsequent events

On January 8, 2024 and February 6, 2024, Nature’s Miracle and Lakeshore entered into two promissory notes pursuant to which Lakeshore borrowed a principal amount of $20,000 each with zero interest rate. Both loans are due on demand.

On March 1, 2024 the Company was notified of a complaint in San Bernardino Superior Court by Vien Le, its former CFO, who was employed approximately 2 months. The lawsuit claims wrongful discharge, untimely payment of wages and other related items. The Company has retained counsel and believes it will successfully defend against this lawsuit.

On March 7, 2024, the Company’s subsidiary Nature’s Miracles entered into a loan agreement with Peng Zhang, a shareholder of the Company. The amount of the loan is $1,405,000 with 10% interest and is due on March 7, 2025.

Pursuant to board resolution dated March 24, 2024, certain key employees were approved for stock incentives including George Yutuc (Chief Financial Officer), Kirk Collins (Director of Sales), and Amber Wang (Controller). Each can receive shares that vest over time of 100,000, 50,000 and 50,000 shares, respectively. Each of these employees have signed an employment agreement that reflects such shares and unique vesting schedules.

On March 11, 2024, Lakeshore merged with and into the Company for the sole purpose of reincorporating Lakeshore into the State of Delaware. Immediately after the Reincorporation, the Company consummated the merger between the Company and Nature’s Miracle, resulting in the stockholders of Nature’s Miracle becoming 84.7% stockholders of the Company and the Company becoming the 100% stockholder of Nature’s Miracle. As of December 31, 2023, approximately $15.0 million remained in the trust account of Lakeshore, approximately $13.9 million was subsequently redeemed by public shareholders, leaving approximately $1.1 million for payment of offering costs.

The following table presents the number of the Company’s common stock issued and outstanding immediately following the Reverse Recapitalization:

Common Stock
The Company’s shares outstanding prior to Reverse Recapitalization	2,241,500
Shares issued to private rights	35,150
Conversion of the Company’s public shares and rights	790,097
Shares issued to service providers	801,539
Bonus shares issued to investors	166,000
Conversion of Nature’s Miracle’s shares into the Company’s ordinary shares	22,272,478
Total shares outstanding	26,306,764

On April 2, 2024, the Company entered into an investor relations consulting agreement with MZHCI LLC (“MZHCI”) pursuant to which MZHCI will provide investor relations services to the company and the agreement has a term of six months. The Company will pay $14,000 cash per month and to issue MZHCI 150,000 shares of restricted common stock, 75,000 shares will be vested immediately upon signing the agreement and 75,000 shares will vest on October 1, 2024. The fair value of the shares to be issued was approximately $143,000 at $0.95 per share.